Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is entered into effective as of August 8, 2007, among RAM ENERGY, INC., a Delaware corporation (“Borrower”), GUGGENHEIM CORPORATE FUNDING, LLC, a Delaware limited liability company, as Administrative Agent for the Lenders (“Administrative Agent”), the other agents therein named and the Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Loan Agreement dated as of April 3, 2006 (as amended, modified or restated from time to time, the “Credit Agreement”), whereby the Lenders have agreed to make available to Borrower a credit facility upon the terms and conditions set forth therein; and

WHEREAS, Borrower has requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Administrative Agents and the Lenders have agreed to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties to this Amendment hereby agree as follows:

SECTION 1.   Terms Defined in Credit Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

SECTION 2.   Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)	The following definition is hereby amended to read as follows:

“Term Loan B Amount means $50,000,000 as the same may be increased pursuant to Section 2.17.”

(b)	Section 2. 6(a) of the Credit Agreement is hereby amended to read as follows:

“(a)     Interest Rate on Revolving Advances. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit, Lender Hedging Obligations and the Term Loan B) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows: (i) if the relevant Obligation is a LIBOR Rate Loan, at a per annum rate equal to the sum of (A) Applicable Margin set forth in the following grid, plus (B) the LIBOR Rate; and (ii) otherwise, at a per annum rate equal to (A) two percent (2%), plus (B) the Reference Rate (provided that interest shall not accrue on unpaid interest on Revolving Advances prior to the date payment of such interest is due).”

Borrowing Base Utilization	Applicable Margin
	LIBOR Rate Advance	Reference Rate Advance
Less than or equal to 50%	1.25%	1.25%
Greater than 50% but less than or equal to 75%	1.50%	1.50%
Greater than 75% but less than or equal to 90%	1.75%	1.75%
Greater than 90%	2.00%	2.00%

As used in this grid:

“Borrowing Base Utilization” shall mean at any time, an amount equal to the quotient of (i) the aggregate principal amount of Revolving Advances outstanding plus Letter of Credit Usage, divided by (ii) the Borrowing Base.

(c)	Subsection 2.6(d) of the Credit Agreement is hereby amended to read as follows:

“(d)      Interest Rate on the Term Loan B. Except as provided in clause (c) above, the Term Loan B shall bear interest on the Daily Balance thereof as follows: (i) if the relevant Obligation is a LIBOR Rate Loan, at a per annum rate equal to the sum of (A) five percent (5%), plus (B) the LIBOR Rate; and (ii) otherwise, at a per annum rate equal to the sum of (A) five percent (5%), plus (B) the Reference Rate (provided that interest shall not accrue on unpaid interest on the Term Loan B prior to the date payment of such interest is due).”

(d)       Subsection 2.17(a) (Increase in Term Loan B Amount) is hereby amended by deleting “$60,000,000” and inserting in lieu thereof “$100,000,000”.

(e)        Section 6.14(a) (Hedging Agreements) is hereby amended by deleting “rolling 24 month period” and inserting in lieu thereof “rolling 30 month period”.

(f)        Section 7.18(b) (Interest Coverage Ratio) of the Credit Agreement is hereby amended by deleting “3.00:1.00” and inserting in lieu thereof “2.25:1.00” and by inserting the following new row at the bottom of the grid in Section 7.18(b):

December 31, 2008	2.75:1.00

(g)       Section 7.18(c) (Maximum Leverage Ratio) is hereby amended by deleting “3.50:1.00” and “3.00:1.00” and inserting in lieu thereof “4.00:1.00”.

(h)       Schedule C-1 is hereby deleted in its entirety and replaced with Schedule C-1 attached hereto.

SECTION 3.   Borrowing Base. For the period from and including the effective date of this Amendment to but excluding the Redetermination Date, the amount of the Borrowing Base shall be $100,000,000.00.

SECTION 4.   Facility Fee. The Revolving Credit Facility Fee Letter, and each Syndicate Fee Letter between the Administrative Agent and a Lender, is hereby amended by changing the Facility Fee payable in connection with Borrowing Base increases from the percentage specified in such letters to 0.60%.

SECTION 5.   Conditions of Effectiveness. (a) The effectiveness of the amendment set forth herein is subject to the fulfillment of the following conditions precedent:

(i)        The Borrower and the Lenders shall have delivered to Administrative Agent duly executed counterparts of this amendment;

(ii)       Borrower shall have paid the restructuring fee in the amount of $350,000 to Administrative Agent for the benefit of each Lender and any other accrued and unpaid fees, costs and expenses owed pursuant to this Amendment and the Credit Agreement, to the extent then due and payable;

(iii)      Borrower shall make a principal prepayment equal to $50,000,000 on the Term Loan B, using the proceeds of Revolving Advances made on the effective date of this Amendment;

(iv)	no Material Adverse Change shall have occurred since December 31, 2006;

(v)	no Default or Event of Default shall have occurred; and

(vi)      Borrower shall have delivered such other instruments, certificates, and other items as Administrative Agent may request.

(b)       The interest rates set forth in Section 2 of this Amendment shall not become effective with respect to Loans that are outstanding on the effective date of this Amendment until the first day of the first new Interest Period with respect to each such Loan that commences after such effective date.

SECTION 6.    Representations and Warranties. Borrower represents and warrants to Administrative Agents and the Lenders, with full knowledge that Administrative Agents and the Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

(a)        It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)       The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered in connection with this Amendment, to which it is a party, constitute the legal, valid and binding obligation of it, to the extent it is a party thereto, enforceable against it in accordance with their respective terms.

(c)        This Amendment does not and will not violate any provisions of its organizational documents of it or any contract, agreement, instrument or requirement of any Governmental Authority to which it is subject. Its execution of this Amendment will not result in the creation or imposition of any lien upon any of its properties other than those permitted by the Credit Agreement and this Amendment.

(d)       Execution, delivery and performance of this Amendment does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

(e)	As of the date of this Amendment, it is Solvent.

(f)        After giving effect to this Amendment, no Default or Event of Default will exist, and all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Administrative Agent in writing (except to the extent such representations and warranties expressly refer to an earlier or other date, in which case they shall be true and correct as of such earlier or other date).

(g)       Except to the extent expressly set forth herein as the contrary, nothing in this Section 6 is intended to amend any of the representations or warranties contained in the Credit Agreement or the Loan Documents.

SECTION 7.	Reference to and Effect on the Credit Agreement.

(a)        Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)       Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 8. Cost, Expenses and Taxes. Borrower agrees to pay all reasonable legal fees and expenses to be incurred in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith, including reasonable attorneys’ fees and out-of-pocket expenses of Administrative Agent.

SECTION 9.    Extent of Amendment. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Borrower hereby ratifies and confirms that (a) except as expressly amended or waived hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (b) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (c) the Collateral is unimpaired by this Amendment.

SECTION 10.  Grant and Affirmation of Security Interest. Borrower hereby confirms and agrees that (a) except as otherwise expressly set forth herein, any and all liens, security interests and other security or Collateral now or hereafter held by Administrative Agent, as security for payment and performance of the Obligations are hereby renewed and carried forth to secure payment and performance of all of the Obligations, and (b) the Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

SECTION 11.  Claims.  As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and the Lenders to enter into this Amendment, Borrower represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations of Borrower to Administrative Agents or any Lender.

SECTION 12.   Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

SECTION 13.   Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 14.   Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 15.  No Waiver. Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Administrative Agent or the Lenders, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by Administrative Agent or any Lender, nor any other action or inaction on behalf of Administrative Agents or any Lender (a) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement, as amended hereby, or the other Loan Documents, or (b) shall constitute or be deemed to constitute an election of remedies by Administrative Agents or any lender or a waiver of any of the rights or remedies of Administrative Agents or any Lender provided in the Credit Agreement, as amended hereby, or the other Loan Documents or otherwise afforded at law or in equity.

SECTION 16.  NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND AS AMENDED IN WRITING FROM TIME TO TIME, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in Houston, Texas by their proper and duly authorized officers effective as of the day and year first above written.

BORROWER:

RAM ENERGY, INC.

a Delaware corporation

By:	/s/ Larry Lee
By: Larry Lee

Title:  President and Chief Executive Officer

ADMINISTRATIVE AGENT:

GUGGENHEIM CORPORATE FUNDING, LLC

By:	/s/ Stephen D. Sautel
Name:	Stephen D. Sautel
Title:	Senior Managing Director

THE LENDERS:

WELLS FARGO FOOTHILL, INC.

By:	/s/ Gary Forlenza
Name:	Gary Forlenza
Title:	VP

WEST LB AG, NEW YORK BRANCH

By:	/s/ Robert Vincent
Name:	Robert Vincent
Title:	Director

By:	/s/ George Garrick
Name:	George Garrick
Title:	Managing Director

GREEN LANE CLO LTD.

By:	/s/ Stephen D. Sautel
Name:	Stephen D. Sautel
Title:	Senior Manging Director

KENNECOTT FUNDING LTD.

By:	/s/ Stephen D. Sautel
Name:	Stephen D. Sautel
Title:	Senior Managing Diretor

SANDS POINT FUNDING LTD.

By:	/s/ Stephen D. Sautel
Name:	Stephen D. Sautel
Title:	Senior Managing Director

COPPER RIVER CLO LTD.

By:	/s/ Stephen D. Sautel
Name:	Stephen D. Sautel
Title:	Senior Managing Director

ORPHEUS FUNDING LLC

By:	/s/ Stephen D. Sautel
Name:	Stephen D. Sautel
Title:	Senior Managing Director

WB LOAN FUNDING 3, LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

BABSON MID-MARKET CLO LTD. 2007-II

By:	Babson Capital Management LLC and Collateral Manager
By:	/s/ Michael Freno
Name:	Michael Freno
Title:	Director

BABSON CLO LTD. 2005-III

By:	Babson Capital Management LLC and Collateral Manager
By:	/s/ Michael Freno
Name:	Michael Freno
Title:	Director

SILVER LAKE CLO 2007-I, LTD.

By:	/s/ Roger Wittler
Name:	Roger Wittler
Title:	Managing Director

ENERGY COMPONENTS SPC UP-AND MIDSTREAM SEGREGATED PORTFOLIO

By:	/s/ Warren Keens
Name:	Warren Keens
Title:	Director

EXHIBIT A

SCHEDULE C-1

Commitments

Lender	Revolver Commitment*	Term Loan B Commitment	Total Commitment
Wells Fargo Foothill, Inc	$90,000,000	none	$90,000,000
West LB AG, New York Branch	$60,000,000	none	$60,000,000
Green Lane CLO Ltd.	none	$4,000,000	$4,000,000
Kennecott Funding Ltd.	none	$4,000,000	$4,000,000
Sands Point Funding Ltd.	none	$4,000,000	$4,000,000
Copper River CLO Ltd.	none	$4,000,000	$4,000,000
Orpheus Funding LLC	none	$25,111,111	$25,111,111
WB Loan Funding 3, LLC	none	$914,536	$914,536
Babson Mid-Market CLO Ltd. 2007-II	none	$1,307,686	$1,307,686
Babson CLO Ltd. 2005-III	none	$555,556	$555,556
Silver Lake CLO 2007-I, Ltd.	none	$1,111,111	$1,111,111
Energy Components SPC Up-and Midstream Segregated Portfolio	none	$5,000,000	$5,000,000
All Lenders	$150,000,000	$50,000,000	$200,000,000

* Provided each Revolver Lender’s commitment to make Advances as provided under Section 2.1 (a) is limited to the lesser of (i) the Revolver Lender’s Revolver Commitment and (ii) its Pro Rata Share of the Borrowing Base then in effect.